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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    August 14, 2003



                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


   DELAWARE                         0-30900                      54-1983517
(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


11111 SUNSET HILLS ROAD, RESTON, VIRGINIA                           20190
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: 703-547-2000



          (Former name or former address, if changed from last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits.   XO Communications, Inc.

       99.1      Press Release dated August 14, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On August 14, 2003, XO Communications, Inc. reported its financial results for the three months ended June 30, 2003 in the Press Release attached hereto as Exhibit 99.1.

            The information in this Current Report on Form 8-K, including
Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18, or otherwise under the Securities Exchange Act of 1934, as amended.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  XO COMMUNICATIONS, INC.

                                  By:  /s/ Wayne M. Rehberger
                                     ----------------------------------------
                                       Name:  Wayne M. Rehberger
                                       Title: Executive Vice President and Chief
                                              Financial Officer

August 19, 2003
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                                  Exhibit Index

    Exhibit No.          Description
    -----------          -----------

       99.1              Press Release of XO Communications, Inc., dated
                         August 14, 2003.